Note 20 - Comprehensive Income (Details Textual) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2019	Jun. 30, 2018
Other Comprehensive Income (Loss), Net of Tax, Total	$ (5,705)	$ 7,672
Other Comprehensive Income (Loss), Unrealized Gain (Loss) on Derivatives Arising During Period, Net of Tax	(4,234)	6,646
Swap Interest Expense, Net	(1,502)	1,000
Net Settlements On Interest Rate Swaps Qualifying for Cash Flow Hedge	0	(5)
Amounts Reclassified From Net Settlements on Interest Rate Swaps Qualifying for Hedge Accounting to Depreciation	(31)	(31)
Comprehensive Income (Loss), Net of Tax, Attributable to Parent, Total	21,431	$ 41,139
Reclassification from Accumulated Other Comprehensive Income, Current Period, Net of Tax	$ 1,046